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                                                                 Exhibit 23(b)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report dated November 22, 1995 (except for Notes 1 and 6 for which the date is January 11, 1996) included in this Form 10-K into the Company's previously filed Registration Statement File No. 33-36812 on Form S-8.

                                          Arthur Andersen LLP
Boston, Massachusetts
January 11, 1996